Waddell & Reed Advisors Funds

Supplement dated November 16, 2011 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2011

and as supplemented October 31, 2011

Effective January 1, 2012, each Fund that currently imposes a redemption fee no longer will do so. Accordingly, all references in this Prospectus to redemption fees, including in the expense tables of each applicable Fund, are deleted effective as of that date.

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The following replaces the first and second sentences of the second paragraph in the “Principal Investment Strategies” section for Waddell & Reed Advisors Global Bond Fund on page 8 of the Waddell & Reed Advisors Fixed Income and Money Market Funds prospectus:

Although the Fund invests, primarily, in investment grade securities, it may invest up to 100% of its total assets in non-investment grade bonds, commonly called junk bonds, (primarily of foreign issuers), that include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, to be of comparable quality. The Fund will only invest in non-investment grade bonds if WRIMCO deems the risks to be consistent with the Fund’s objectives.

The following replaces the third sentence of the third paragraph in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Waddell & Reed Advisors Global Bond Fund on page 30 of the Waddell & Reed Advisors Fixed Income and Money Market Funds prospectus:

The Fund, however, may invest up to 100% of its total assets in non-investment grade bonds, primarily of foreign issuers, or unrated securities determined by WRIMCO to be of comparable quality.

The following is added as a bullet point to the section entitled “Your Account – Choosing a Share Class – Sales Charge Waivers for Certain Investors – Class A shares may be purchased at NAV by:” on page 45 of the Waddell & Reed Advisors Fixed Income and Money Market Funds prospectus:

■	Shareholders purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

Supplement	Prospectus	1